ManpowerGroup Second Quarter Results | July 20, 2020 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding the anticipated financial and operational impacts of the COVID-19 pandemic and related economic conditions and the Company’s efforts to respond to such impacts, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019, as well as the risks and uncertainties arising from the COVID-19 global pandemic and related governmental actions that are included under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Consolidated Financial Highlights ManpowerGroup 2020 Second Quarter Results As Reported As Adjusted(1) Q2 Financial Highlights 30% 30% Revenue $3.7B 28% CC 28% CC 80 bps 80 bps Gross Margin 15.4% N/A 88% Operating Loss -$50M (Operating Profit $23M as adjusted) N/A CC 88% CC 370 bps 310 bps OP Margin -1.3% (+0.6% as adjusted) N/A 91.2% EPS -$1.10 (+$0.18 as adjusted) N/A CC 90.7% CC As Adjusted figures exclude the impact of a goodwill impairment charge of $67M, a software impairment charge of $6M and discrete tax items of $4M in Q2 2020; while Q2 2019 excludes (a) the impact of an $80M gain from our acquisition of the remaining interest in our Manpower Switzerland business in Q2 2019, which was recorded in interest and other expenses below operating profit; (b) the impact of goodwill impairment and related tax and other charges of $76M in Q2 2019, of which $66M was recorded in SG&A and $10M was recorded in provision for income taxes.

EPS Bridge – Q2 2020 vs. Q2 2019 ManpowerGroup 2020 Second Quarter Results (1) (3) (2) Represents a favorable impact of $1.32 related to the gain from our acquisition of the remaining interest in our Manpower Switzerland business partially offset by the unfavorable impact of $1.26 related to the goodwill impairment and related tax and other charges. Represents the impact of share repurchases in periods prior to Q2 2020. No shares were repurchased during Q2 2020. Represents unfavorable impacts of $1.14 related to goodwill impairment, $0.08 related to software impairment, and $0.06 related to discrete tax items.

Consolidated Gross Margin Change ManpowerGroup 2020 Second Quarter Results

Trend Business Line Gross Profit – Q2 2020(1) (1) Business line classifications can vary by entity and are subject to change as service requirements change. ManpowerGroup 2020 Second Quarter Results █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total

SG&A Expense Bridge – Q2 YoY (in millions of USD) ManpowerGroup 2020 Second Quarter Results Reported ratio is unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A excluding goodwill and other impairment was 14.7% of revenue, and SG&A as reported was 16.6% of revenue.

Cash Flow Summary – 6 Months YTD ManpowerGroup 2020 Second Quarter Results

Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization ManpowerGroup 2020 Second Quarter Results Total Debt Net Debt Net (Cash)

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 557 - Euro Notes - €400M 1.913% Sep 2022 448 - Revolving Credit Agreement 1.162% Jun 2023 - 599 Uncommitted lines and Other Various Various 50 277 Total Debt 1,055 876 Debt and Credit Facilities – June 30, 2020 (in millions of USD) (3) (1)(2) ManpowerGroup 2020 Second Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.03 and a fixed charge coverage ratio of 3.94 as of June 30, 2020. In the agreement, net debt is defined as total debt less cash in excess of $400M. As of June 30, 2020, there were $0.5M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $200M. Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $326.6M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (23% of Revenue) ManpowerGroup 2020 Second Quarter Results As Reported As Adjusted(1) Q2 Financial Highlights 22% 22% Revenue $837M 17% CC 17% CC 65% 54% OUP $20M 61% CC 51% CC 280 bps 210 bps OUP Margin 2.4% Excludes the impact of software impairment of $6.0M ($4.5M net of tax) in Q2 2020

Revenue Trend - CC Revenue Trend % of Segment Revenue Americas – Q2 Revenue Trend YoY Average Daily Revenue Trend - CC ManpowerGroup 2020 Second Quarter Results On an organic basis, revenue and ADR for the US decreased 23%. (1)

Southern Europe Segment (39% of Revenue) ManpowerGroup 2020 Second Quarter Results As Reported Q2 Financial Highlights 39% Revenue $1.5B 38% CC 90% OUP $12M 90% CC 440 bps OUP Margin 0.8%

Southern Europe – Q2 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC ManpowerGroup 2020 Second Quarter Results

Northern Europe Segment (23% of Revenue) ManpowerGroup 2020 Second Quarter Results As Reported Q2 Financial Highlights 28% Revenue $866M 24% CC N/A OUP 0M 210 bps OUP Margin 0.0%

Northern Europe – Q2 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC ManpowerGroup 2020 Second Quarter Results

APME Segment (15% of Revenue) ManpowerGroup 2020 Second Quarter Results As Reported Q2 Financial Highlights 21% Revenue $569M 19% CC 39% OUP $18M 40% CC -100 bps OUP Margin 3.1%

APME – Q2 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC On an organic basis excluding Greater China, revenue for APME Other decreased 12% or 7% in constant currency. (1) ManpowerGroup 2020 Second Quarter Results

Third Quarter 2020 Outlook ManpowerGroup 2020 Second Quarter Results Revenue Total Down 18-20% (Down 18-20% CC) Americas Down 21-23% (Down 17-19% CC) Southern Europe Down 20-22% (Down 21-23% CC) Northern Europe Down 16-18% (Down 17-19% CC) APME Down 9-11% (Down 8-10% CC) Gross Profit Margin 15.3 – 15.5% Operating Profit Margin 1.6 – 1.8% Tax Rate 41.0% (reflects French Business Tax) EPS $0.59 – $0.67 (unfavorable $0.01 currency)

Progressive monthly improvement in revenue trends during the second quarter. Strong balance sheet and liquidity as we confidently progress our strategic initiatives in a challenging economic environment. Extensive portfolio of workforce solutions and services across our leading global footprint positioning us well for further opportunity during the recovery. Commitment to deliver on our values to make workplaces more equitable so individuals and organizations emerge from this crisis stronger, more skilled, more competitive and more successful. Key Take Aways ManpowerGroup 2020 Second Quarter Results